UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2017 (February 18, 2017)

Lumos Networks Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35180	80-0697274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lumos Plaza, P.O. Box 1068, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

Agreement and Plan of Merger

On February 18, 2017, Lumos Networks Corp., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger with MTN Infrastructure TopCo, Inc., a Delaware corporation (“Parent”), and MTN Infrastructure BidCo, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are subsidiaries of an investment fund advised by EQT Partners Inc., a Swedish-based private equity firm (“EQT”).

Pursuant to the Merger Agreement, at the effective time of the Merger, and as a result of the Merger:

•	each outstanding share of Company common stock (other than shares held by any person who properly asserts dissenters’ rights under Delaware law, treasury shares or shares held by Parent or any subsidiary of the Company) will be converted into the right to receive an amount in cash equal to $18.00 per share (the “Merger Consideration”);

•	each then-outstanding option to purchase Company common stock (whether vested or unvested) (each a “Company Stock Option”) granted under the Company’s 2011 Company Equity and Cash Incentive Plan (the “Equity Plan”) will vest in full and be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (x) the total number of shares of Company common stock subject to the Company Stock Option multiplied by (y) the excess, if any, of the Merger Consideration over the per-share exercise price of such Company Stock Option, less taxes required to be withheld with respect to such payment under applicable law; except that any Company Stock Option with a per-share exercise price equal to or greater than the Merger Consideration will be cancelled for no consideration; and

•	each share of Company common stock granted under the Equity Plan as restricted stock (each, a “Company Restricted Share”) that is outstanding and unvested immediately prior to the effective time of the Merger will vest and entitle the holder of such Company Restricted Share to receive the Merger Consideration with respect to such share.

Lumos Investment Holdings, Ltd., an affiliate of Pamplona Capital Management (“Pamplona”), the holder of a warrant to purchase the Company’s common stock dated August 5, 2015 (the “Warrant”) has agreed, subject to the effectiveness of the Merger, to exercise the Warrant. Upon exercise, Pamplona will receive 1,225,278 shares of Company common stock that will be exchanged for the Merger Consideration.

All members of the board of directors of the Company voting on the Merger approved, and declared to be in the best interest of the Company and its stockholders, the Merger Agreement and the transactions contemplated thereby, including the Merger.

Assuming the satisfaction of the conditions set forth in the Merger Agreement, the Company expects the transactions contemplated thereby to close in the third quarter of 2017.

The stockholders of the Company will be asked to vote on the adoption of the Merger Agreement and the Merger at a special stockholder meeting that will be held on a date to be announced as promptly as reasonably practicable following the customary SEC review process. Consummation of the Merger is not subject to a financing condition, but is subject to customary closing conditions, including (i) approval of the Company’s stockholders, (ii) the expiration or earlier termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) consents of the Federal Communications Commission (including any review by the Team Telecom Agencies), approval of the interagency Committee on Foreign Investment in the United States (CFIUS), and approvals of applicable state public utility commissions shall have been obtained, (iv) absence of any order or injunction prohibiting the consummation of the Merger, (iv) the absence of a material adverse effect on the Company and (v) subject to customary materiality qualifiers, the accuracy of the representations and warranties contained in the Merger Agreement and compliance with the covenants contained in the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants by the Company to conduct its businesses in the ordinary course between the execution and delivery of the Merger Agreement and the effective time of the Merger, not to engage in certain kinds of transactions during such period (including the payment of dividends), to convene and hold a meeting of its stockholders to consider and vote upon the Merger Agreement and the Merger, to cooperate with Parent in connection with obtaining financing for the transaction, to obtain regulatory approvals, and, subject to certain customary exceptions, for its board of directors to recommend that its stockholders approve and adopt the Merger Agreement. The Merger Agreement also contains customary representations, warranties and covenants of Parent and Merger Sub, including a covenant to use reasonable best efforts to obtain the financing described below. The Company is subject to a customary “no shop” provision that restricts the Company’s ability to solicit Acquisition Proposals (as defined in the Merger Agreement) from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding Acquisition Proposals. The “no shop” provision allows the Company, under certain circumstances and in compliance with certain obligations, to provide non-public information and engage in discussions and negotiations with respect to an unsolicited Acquisition Proposal that would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement).

Parent and Merger Sub have obtained committed financing, consisting of a combination of equity to be provided by an investment fund affiliated with EQT and debt to be provided by Morgan Stanley Senior Funding, Inc. and Goldman Sachs Bank USA, the aggregate proceeds of which will be sufficient for Parent to pay all closing payments and related fees and expenses.

The Merger Agreement contains certain termination rights for both the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $16,069,000. Upon termination of the Merger Agreement under specified circumstances, Parent will be required to pay the Company a termination fee in the amount of $32,138,000. An investment fund affiliated with EQT has provided Parent with committed equity sufficient to fund the payment of the termination fee in the event it becomes payable by Parent. The Merger Agreement also provides that either party may specifically enforce the other party’s obligations under the Merger Agreement, except that the Company may only cause Parent to close the transaction if certain conditions are satisfied, including the funding or availability of the debt financing.

In addition to the foregoing termination rights, and subject to certain limitations, the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by November 18, 2017 (subject to an extension to a date not beyond February 18, 2018 if regulatory approvals have not been obtained, but only to the extent that a corresponding extension of the debt commitment letter has also been obtained by Parent).

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been attached as an exhibit to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Investors and stockholders accordingly should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules that the Company exchanged with Parent and Merger Sub in connection with the execution of the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties to the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the proxy statement that the Company will be filing in connection with the Merger, as well as in the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents that the Company has filed or may file with the Securities and Exchange Commission (the “SEC”).

If the Merger is consummated, the Company’s common stock will be delisted from the NASDAQ Global Select Market and deregistered under the Securities Exchange Act of 1934.

Additional Information about the Merger and Where to Find It

In connection with Merger, the Company will hold a special meeting to obtain stockholder approval in connection with the Merger and will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials in connection with the Merger. The definitive proxy statement will be mailed to the Company’s stockholders and will contain important information about the Merger and related matters. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company on the Company’s website at www.lumosnetworks.com or by contacting investor relations at davisw@lumosnetworks.com. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Certain Information Regarding Participants

The Company and its directors, executive officers and other persons, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the materials filed by the Company with the SEC, including in the Company’s definitive proxy statement filed with the SEC on March 15, 2016, and will be set forth in the proxy statement relating to the Merger when it becomes available.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Any statements contained in this Current Report on Form 8-K that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, the Company’s current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond the Company’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. The Company does not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: the successful closing of the Merger with EQT, including obtaining the requisite regulatory, governmental and stockholder approvals and satisfying other closing conditions; the risk that required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger or materially impact the financial benefits of the

Merger; the timing to consummate the Merger; any disruption from the Merger making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on Merger-related issues; the Merger may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the Merger, the failure by EQT to obtain the necessary financing arrangement set forth in commitment letters received in connection with the Merger; the impact of the Company’s previous acquisitions of Clarity Communications and DC 74 on the Company’s operations; rapid development and intense competition with resulting pricing pressure in the telecommunications and high speed data transport industry; the Company’s ability to grow its data business on an organic or inorganic basis in order to offset expected revenue declines in legacy voice and access products; the Company’s ability to obtain new carrier contracts or expand services under existing carrier contracts at competitive pricing levels to offset churn and achieve revenue growth from its carrier businesses; the Company’s ability to separate its legacy business on a timely basis; the Company’s ability to effectively allocate capital and timely implement network expansion plans necessary to accommodate organic growth initiatives; the Company’s ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by the Company’s senior credit facility and unsecured debt obligations; the Company’s cash and capital requirements; the Company’s ability to maintain and enhance its network; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; the Company’s reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in the Company’s business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in the Company’s SEC filings, including its Annual Report filed on Form 10-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated February 18, 2017, by and among Lumos Networks Corp. MTN Infrastructure TopCo, Inc. and MTN Infrastructure BidCo, Inc.*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMOS NETWORKS CORP.

By:	/s/ Johan G. Broekhuysen
Name:	Johan G. Broekhuysen
Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Dated: February 22, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 18, 2017, by and among Lumos Networks Corp. MTN Infrastructure TopCo, Inc. and MTN Infrastructure BidCo, Inc.*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.